                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                FORM 8-K/A No. 1

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 14, 2005
                                                  ------------------


                             ABERCROMBIE & FITCH CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                         1-12107                      31-1469076
----------------            ------------------------         -------------------
(State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

                     6301 Fitch Path, New Albany, Ohio 43054
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL AGREEMENT

         On February 22, 2005, Abercrombie & Fitch Co. (the "Registrant") filed a Form 8-K reporting under Item 1.01. thereto that as a result of the approval of the financial results for the fiscal year ended January 29, 2005 presented at the meeting of the Board of Directors of the Registrant on February 14, 2005,
(1) semi-annual cash incentive (i.e., bonus) awards were paid to each of the Registrant's named executive officers and certain other individuals on February 18, 2005., and (2) grants of restricted shares of the Registrant's common stock ("Restricted Shares") were made to each of the Registrant's named executive officers (other than Mr. Jeffries) and certain other individuals on February 15, 2005.

         The Registrant is filing this Form 8-K/A to correct the inadvertent inclusion of the incorrect titles of some of its named executive officers receiving semi-annual cash incentive awards and Restricted Shares and to correct an error in the number of Restricted Shares granted to one named executive officer.

----------------------------------------------------------------------------------------------------------
                Name and Principal Position                               Six-Month Cash Incentive Award
----------------------------------------------------------------------------------------------------------
Diane Chang, Executive Vice President - Sourcing                                     $675,000
----------------------------------------------------------------------------------------------------------
Leslie K. O'Neill, Executive Vice President - Planning and                           $540,000
Allocation
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                Name and Principal Position                                Number of Restricted Shares
----------------------------------------------------------------------------------------------------------
Robert S. Singer, Executive Vice President, Chief Operating                            23,077
Officer
----------------------------------------------------------------------------------------------------------
Diane Chang, Executive Vice President - Sourcing                                       12,000
----------------------------------------------------------------------------------------------------------
Leslie K. O'Neill, Executive Vice President - Planning and                             12,000
Allocation
----------------------------------------------------------------------------------------------------------

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ABERCROMBIE & FITCH CO.


Dated:  March 1, 2005                            By: /s/ SUSAN J. RILEY
                                                     ---------------------------
                                                     Susan J. Riley
                                                     Senior Vice President-Chief
                                                     Financial Officer


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